UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 5, 2021, ABVC BioPharma, Inc. (the “Company”) closed its public offering (the “Offering”) of 1,100,000 units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), one Series A warrant (the “Series A Warrants”) to purchase one share of common stock at an exercise price equal to $6.30 per share, exercisable until the fifth anniversary of the issuance date, and one Series B warrant (the “Series B Warrants,” and together with the Series A Warrants, the “Public Warrants”) to purchase one share of common stock at an exercise price equal to $10.00 per share, exercisable until the fifth anniversary of the issuance date; the exercise price of the Public Warrants are subject to certain adjustment and cashless exercise provisions as described therein. The Company completed the Offering pursuant to its registration statement on Form S-1 (File No. 333-255112), originally filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2021 (as amended, the “Original Registration Statement”), that the SEC declared effective on August 2, 2021 and the registration statement on Form S-1 (File No. 333-258404) that was filed and automatically effective on August 4, 2021 (the “S-1MEF,” together with the Original Registration Statement, the “Registration Statement”). The Units were priced at $6.25 per Unit, before underwriting discounts and offering expenses, resulting in gross proceeds of $6,875,000. The Offering was conducted on a firm commitment basis. The Common Stock was previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “ABVC” on August 3, 2021.

In connection with the Offering, the Company issued a press release on August 3, 2021 announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the effectiveness of the Registration Statement and the closing of the Offering, the Company entered into the following agreement, a form of which was previously filed as an exhibit to the Registration Statement:

●	Underwriting Agreement, dated August 3, 2021 (the “Underwriting Agreement”), between the Company and WallachBeth Capital, LLC, as underwriter (“WB”); and

●	Warrant issued to WB, dated August 5, 2021, pursuant to which WB may purchase up to 55,000 shares of Common Stock at an exercise price of $6.25 per share, assuming no exercise of the underwriter’s over-allotment option.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 Other Events.

On August 3, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the Offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated August 3, 2021, among the Registrant and WallachBeth Capital, LLC, Inc. as representatives of the several underwriters.

4.1	Warrant issued to WallachBeth Capital, LLC

99.1	Press Release, dated August 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BIOPHARMA, INC.

August 5, 2021	By:	/s/ Andy An
Andy An
Chief Financial Officer

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